Dreyfus

Tax-Smart

Growth Fund

ANNUAL REPORT August 31, 2000

(reg.tm)





The views expressed herein are current to the date of this report. These views and the composition of the fund's portfolio are subject to change at any time based on market and other conditions.

           * Not FDIC-Insured * Not Bank-Guaranteed * May Lose Value


                                 Contents

                                 THE FUND
--------------------------------------------------

                             2   Letter from the President

                             3   Discussion of Fund Performance

                             6   Fund Performance

                             7   Statement of Investments

                            10   Statement of Assets and Liabilities

                            11   Statement of Operations

                            12   Statement of Changes in Net Assets

                            13   Financial Highlights

                            14   Notes to Financial Statements

                            19   Independent Auditors' Report

                            20   Important Tax Information

                                 FOR MORE INFORMATION
---------------------------------------------------------------------------

                                 Back Cover

                                                                       The Fund

                                                                        Dreyfus

                                                          Tax-Smart Growth Fund

LETTER FROM THE PRESIDENT

Dear    Shareholder:

We are pleased to present this annual report for Dreyfus Tax-Smart Growth Fund, covering the 12-month period from September 1, 1999 through August 31, 2000. Inside, you' ll find valuable information about how the fund was managed during the reporting period, including a discussion with the fund's portfolio manager, Fayez Sarofim, of Fayez Sarofim & Co., the fund's sub-investment adviser.

Although large-cap U.S. stocks generally provided attractive returns over the past year, the reporting period was marked by high levels of volatility and dramatic shifts in investor sentiment. Between September 1999 and March 2000, the large-cap market advanced strongly, led by fast-growing technology stocks that, many investors believed, would benefit most from the "new economy." Subsequently, however, technology and other growth-oriented stocks corrected sharply over concerns about rising interest rates and extremely high valuations.

In fact, since technology stocks declined in March and April 2000, various investment styles and market sectors have moved in and out of favor among investors. As a result, and in contrast to the first half of the reporting period, investors with broadly diversified stock portfolios generally tended to do better during the second half of the reporting period than "momentum"
investors    who    sought    to    follow    market    trends.

We appreciate your confidence over the past year, and we look forward to your continued participation in Dreyfus Tax-Smart Growth Fund.

Sincerely,


Stephen E. Canter

President and Chief Investment Officer

The Dreyfus Corporation

September 15, 2000




DISCUSSION OF FUND PERFORMANCE

Fayez Sarofim, Portfolio Manager Fayez Sarofim & Co., Sub-Investment Adviser

How did Dreyfus Tax-Smart Growth Fund perform relative to its benchmark?

For the 12-month period ended August 31, 2000, the fund produced a total return of 13.22% .(1) For the same period, the Standard & Poor's 500 Composite Stock Price Index ("S&P 500 Index"), the fund's benchmark, produced a total return of 16.31%.(2)

We attribute the fund' s relative underperformance to the market environment during the first half of the reporting period, when investors speculated on highly valued technology stocks and did not favor the types of fundamentally strong business in which the fund invests. The fund's performance improved markedly during the second half of the reporting period, when the market experienced a dramatic shift in sentiment away from a speculative outlook and toward companies with stronger fundamentals, such as consistent earnings growth and strong franchises.

What is the fund's investment approach?

The fund seeks long-term capital appreciation consistent with minimizing realized capital gains and taxable current income. We evaluate investment opportunities one company at a time in order to identify large, established growth companies that we believe are well positioned to weather difficult economic climates and thrive during favorable times. Such companies typically are selected for what we consider to be sustained patterns of profitability, strong balance sheets, talented management teams, expanding global presence and above-average growth potential.

Our investment strategy is also predicated on purchasing growth at a price we consider to be justified by a company's fundamentals. For example, while the
fund    was    invested    in    several    leading    technology

                                                                      The   Fund


DISCUSSION OF FUND PERFORMANCE (CONTINUED)

companies during the period, such as Intel and Microsoft, we avoided most Internet companies because we found their prices to be higher than warranted by
their    financial    strength    and    growth    rates.

Central to our objective of minimizing taxable distributions, we maintain a " buy-and-hold" investment strategy. This strategy is based on remaining fully invested and on targeting long-term growth over a three- to five-year time frame, rather than seeking short-term profits.

What other factors influenced the fund's performance?

The fund' s performance was primarily influenced by widely divergent market conditions that existed before and after a shift in market sentiment that occurred in March and April of 2000. Before that time, the stock market had been dominated by a relative handful of technology stocks that had appreciated to very high prices relative to their earnings.

In mid-March, the speculative technology bubble began to burst. Investors became concerned that the Federal Reserve Board' s efforts to relieve a buildup of inflationary pressures might cause demand for new technology to slacken. Faced with these concerns, a major measure of technology stock performance, the Nasdaq Composite Index, fell substantially.

Subsequently, stock market investors became much more selective, rewarding stocks with strong business fundamentals and positive earnings reports, while avoiding those without such attributes. Accordingly, recoveries ensued in previously neglected industry groups such as pharmaceutical companies and multinational consumer products companies, both areas on which the fund focused. While the fund had less exposure to technology companies than the S&P 500 Index, our technology holdings fared relatively well during the shift in sentiment, largely because holdings such as Intel and Cisco Systems continued to enjoy strong business fundamentals.

A number of company-specific issues also affected the fund's performance. Pfizer, a major drug manufacturer that the fund held during the reporting period, was rewarded for its merger with Warner-Lambert. Insurance company Marsh & McLennan benefited from the market' s perception that interest rates may have peaked. And financial powerhouse Citigroup' s stock rose as benefits of the merger between Travelers Group and Citicorp improved bottom-line performance.

On the other hand, several holdings detracted from the fund's performance. Consumer product giants Gillette and Proctor & Gamble saw their stocks decline after missteps by former senior executives caused earnings to erode. Software leader Microsoft' s stock fell because of an unfavorable ruling in the government' s antitrust case against the company. We continue to hold all three of these companies because we believe that their problems are temporary and their long-term prospects remain bright.

What is the fund's current strategy?

We   remain   focused  on  our  long-term,  buy-and-hold  investment  strategy.
Accordingly, we have made few changes recently. We have maintained the fund's emphasis on the health care, consumer staples and financial services industries and we have de-emphasized commodities and basic industries. Our investment discipline has also led us away from technology companies with stock prices higher than we judge to be warranted by their financial strength and growth rates. Of course, the fund's portfolio is subject to change as our long-term outlook evolves.

September 15, 2000

(1) TOTAL RETURN INCLUDES REINVESTMENT OF DIVIDENDS AND ANY CAPITAL GAINS PAID. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE AND INVESTMENT RETURN FLUCTUATE SUCH THAT UPON REDEMPTION, FUND SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

(2) SOURCE: LIPPER INC. -- REFLECTS REINVESTMENT OF DIVIDENDS AND, WHERE APPLICABLE, CAPITAL GAIN DISTRIBUTIONS. THE STANDARD & POOR'S 500 COMPOSITE STOCK PRICE INDEX IS A WIDELY ACCEPTED, UNMANAGED INDEX OF U.S. STOCK MARKET PERFORMANCE.

                                                             The Fund

FUND PERFORMANCE

EXHIBIT A

Comparison of change in value of $10,000 investment in Dreyfus Tax-Smart Growth Fund and the Standard & Poor's 500 Composite Stock Price Index
--------------------------------------------------------------------------------

Average Annual Total Returns AS OF 8/31/00

                     Inception                                           From
                     Date                    1 Year                  Inception
--------------------------------------------------------------------------------

FUND                 9/30/98                 13.22%                   19.96%

((+))  SOURCE: LIPPER INC.

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

THE ABOVE GRAPH COMPARES A $10,000 INVESTMENT MADE IN DREYFUS TAX-SMART GROWTH FUND ON 9/30/98 (INCEPTION DATE) TO A $10,000 INVESTMENT MADE IN THE STANDARD & POOR'S 500 COMPOSITE STOCK PRICE INDEX ON THAT DATE. ALL DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS ARE REINVESTED.

THE FUND'S PERFORMANCE SHOWN IN THE LINE GRAPH TAKES INTO ACCOUNT ALL APPLICABLE FEES AND EXPENSES. THE STANDARD & POOR'S 500 COMPOSITE STOCK PRICE INDEX IS A WIDELY ACCEPTED, UNMANAGED INDEX OF U.S. STOCK MARKET PERFORMANCE WHICH DOES NOT TAKE INTO ACCOUNT CHARGES, FEES AND OTHER EXPENSES. FURTHER INFORMATION RELATING TO FUND PERFORMANCE, INCLUDING EXPENSE REIMBURSEMENTS, IF APPLICABLE, IS CONTAINED IN THE FINANCIAL HIGHLIGHTS SECTION OF THE PROSPECTUS AND ELSEWHERE IN THIS REPORT.




STATEMENT OF INVESTMENTS

August 31, 2000

COMMON STOCKS--95.3%                                    Shares    Value ($)
--------------------------------------------------------------------------------

CAPITAL GOODS--6.8%

Emerson Electric                                        12,000       794,250

General Electric                                        48,000     2,817,000

Honeywell International                                 18,000       694,125

                                                                   4,305,375

COMMUNICATIONS--4.1%

BellSouth                                               26,000       970,125

SBC Communications                                      26,580     1,109,715

Verizon Communications                                  12,000       523,500

                                                                   2,603,340

CONSUMER CYCLICAL--2.0%

Ford Motor                                              52,445     1,268,520

CONSUMER STAPLES--2.1%

Walgreen                                                40,000     1,315,000

ELECTRONICS--9.6%

Agilent Technologies                                     5,530  (a)  333,528

Intel                                                   76,000     5,690,500

                                                                   6,024,028

ENERGY--6.5%

BP Amoco, ADR                                           23,000     1,270,750

Chevron                                                 12,000     1,014,000

Exxon Mobil                                             22,080     1,802,280

                                                                   4,087,030

FINANCE--4.3%

Bank of America                                          9,036       483,991

Chase Manhattan                                         27,000     1,508,625

SunTrust Banks                                          15,000       740,625

                                                                   2,733,241

FINANCE--MISC.--7.2%

American Express                                        18,000     1,064,250

Citigroup                                               33,333     1,945,833

Federal National Mortgage Association                   20,000     1,075,000

Merrill Lynch                                            3,000       435,000

                                                                   4,520,083

FOOD, BEVERAGE & TOBACCO--6.7%

Coca--Cola                                              30,000     1,578,750

PepsiCo                                                 30,000     1,278,750

                                                                    The Fund

STATEMENT OF INVESTMENTS (CONTINUED)

COMMON STOCKS (CONTINUED)                               Shares    Value ($)
--------------------------------------------------------------------------------

FOOD, BEVERAGE & TOBACCO (CONTINUED)

Philip Morris Cos.                                      45,000     1,333,125

                                                                   4,190,625

HEALTH CARE--13.5%

Abbott Laboratories                                     20,000       875,000

Bristol--Myers Squibb                                   15,000       795,000

Johnson & Johnson                                       19,000     1,746,812

Merck & Co.                                             22,000     1,537,250

Pfizer                                                  81,750     3,535,688

                                                                   8,489,750

HOUSEHOLD PRODUCTS--MISC.--3.7%

Colgate--Palmolive                                      16,000       815,000

Gillette                                                25,000       750,000

Procter & Gamble                                        12,000       741,750

                                                                   2,306,750

INSURANCE--3.8%

Berkshire Hathaway, Cl. A                                   12  (a)  692,400

Berkshire Hathaway, Cl. B                                    6  (a)   11,478

Marsh & McLennan Cos.                                   14,000     1,662,500

                                                                   2,366,378

MEDIA/ENTERTAINMENT--5.0%

Fox Entertainment Group, Cl. A                          20,000  (a)  578,750

McDonald's                                              23,000       687,125

Time Warner                                             10,000       855,000

Viacom, Cl. B                                           15,000  (a)1,009,687

                                                                   3,130,562

PUBLISHING--1.6%

McGraw--Hill Cos.                                       16,000       991,000

RETAIL--1.6%

Wal--Mart Stores                                        22,000     1,043,625

TECHNOLOGY--14.8%

Cisco Systems                                           36,000  (a)2,466,000

EMC                                                     18,000  (a)1,764,000

Hewlett--Packard                                        14,500     1,750,875

International Business Machines                         15,000     1,980,000

Microsoft                                               19,000  (a)1,326,437

                                                                   9,287,312


COMMON STOCKS (CONTINUED)                               Shares    Value ($)
--------------------------------------------------------------------------------

TRANSPORTATION--2.0%

Norfolk Southern                                        25,000      401,563

United Parcel Service, Cl. B                            15,200      842,650

                                                                  1,244,213

TOTAL COMMON STOCKS

   (cost $51,026,576)                                            59,906,832
--------------------------------------------------------------------------------

PREFERRED STOCKS--.3%
--------------------------------------------------------------------------------

PUBLISHING;

News Corp, ADR, Cum.,$.4428

   (cost $101,138)                                       4,000      177,000
--------------------------------------------------------------------------------

                                                     Principal

SHORT--TERM INVESTMENTS--4.6%                       Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

U.S. TREASURY BILLS:

   5.72%, 9/7/2000                                   46,000                      45,955

   5.78%, 9/14/2000                                 262,000                     261,411

   6.29%, 9/21/2000                                 841,000                     837,846

   5.97%, 9/28/2000                                 211,000                     210,074

   5.77%, 10/5/2000                                  66,000                      65,619

   5.96%, 10/12/2000                                900,000                     893,727

   6.03%, 11/2/2000                                 250,000                     247,367

   6.07%, 11/9/2000                                 187,000                     184,896

   6.06%, 11/16/2000                                 67,000                      66,137

   6.12%, 11/30/2000                                101,000                      99,460

TOTAL SHORT--TERM INVESTMENTS

   (cost $2,912,878)                                                          2,912,492
---------------------------------------------------------------------------------------------

TOTAL INVESTMENT (cost $54,040,592)                  100.2%                  62,996,324

LIABILITIES, LESS CASH AND RECEIVABLES                 (.2%)                    (99,184)

NET ASSETS                                           100.0%                  62,897,140

(A) NON-INCOME PRODUCING.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

STATEMENT OF ASSETS AND LIABILITIES

August 31, 2000

                                                             Cost        Value
--------------------------------------------------------------------------------

ASSETS ($):

Investments in securities--See Statement of Investments  54,040,592  62,996,324

Cash                                                                    123,684

Dividends receivable                                                     98,734

Receivable for shares of Common Stock subscribed                          7,200

                                                                     63,225,942
--------------------------------------------------------------------------------

LIABILITIES ($):

Due to The Dreyfus Corporation and affiliates                            70,609

Payable for investment securities purchased                             258,193

                                                                        328,802
--------------------------------------------------------------------------------

NET ASSETS ($)                                                       62,897,140
--------------------------------------------------------------------------------

COMPOSITION OF NET ASSETS ($):

Paid--in capital                                                     53,337,749

Accumulated undistributed investment income--net                         50,383

Accumulated net realized gain (loss) on investments                     553,276

Accumulated net unrealized appreciation (depreciation)
  on investments--Note 3                                              8,955,732
--------------------------------------------------------------------------------

NET ASSETS ($)                                                       62,897,140
--------------------------------------------------------------------------------

SHARES OUTSTANDING

(100 million shares of $.001 par value Common Stock authorized)       3,557,331

NET ASSET VALUE, offering and redemption price per share--Note 2(c) ($)   17.68

SEE NOTES TO FINANCIAL STATEMENTS.


STATEMENT OF OPERATIONS

Year Ended August 31, 2000

--------------------------------------------------------------------------------

INVESTMENT INCOME ($):

INCOME:

Cash dividends (net of $3,698 foreign taxes withheld at source)        760,975

Interest                                                                94,370

TOTAL INCOME                                                           855,345

EXPENSES:

Management fee--Note2(a)                                               630,975

Distribution fees--Note 2(b)                                           143,403

Interest expense--Note 4                                                   785

Loan commitment fees--Note 4                                               468

TOTAL EXPENSES                                                         775,631

INVESTMENT INCOME--NET                                                  79,714
--------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--NOTE 3 ($):

Net realized gain (loss) on investments                                554,939

Net unrealized appreciation (depreciation) on investments            6,517,680

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS               7,072,619

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                 7,152,333

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund


STATEMENT OF CHANGES IN NET ASSETS

                                                                 Year Ended August 31,
                                                          --------------------------------

                                                               2000               1999(a)
----------------------------------------------------------------------------------------------

OPERATIONS ($):

Investment income--net                                        79,714              72,473

Net realized gain (loss) on investments                      554,939              (1,663)

Net unrealized appreciation (depreciation) on investments  6,517,680           2,438,052

NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                               7,152,333           2,508,862
------------------------------------------------------------------------------------------------

DIVIDENDS TO SHAREHOLDERS FROM ($):

INVESTMENT INCOME--NET                                       (87,987)           (13,817)
------------------------------------------------------------------------------------------------

CAPITAL STOCK TRANSACTIONS ($):

Net proceeds from shares sold                             19,856,309         51,207,743

Dividends reinvested                                          84,693             13,550

Cost of shares redeemed                                  (14,538,376)        (5,786,170)

INCREASE (DECREASE) IN NET ASSETS FROM
   CAPITAL STOCK TRANSACTIONS                              5,402,626         45,435,123

TOTAL INCREASE (DECREASE) IN NET ASSETS                   12,466,972         47,930,168
-------------------------------------------------------------------------------------------------

NET ASSETS ($):

Beginning of Period                                       50,430,168          2,500,000

END OF PERIOD                                             62,897,140         50,430,168

Undistributed investment income--net                          50,383             58,656
------------------------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS (SHARES):

Shares sold                                                1,218,653          3,393,751

Shares issued for dividends reinvested                         5,189                939

Shares redeemed                                             (890,258)          (370,943)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING                333,584          3,023,747

(A)  FROM SEPTEMBER 30, 1998 (COMMENCEMENT OF OPERATIONS) TO AUGUST 31, 1999.

SEE NOTES TO FINANCIAL STATEMENTS.


FINANCIAL HIGHLIGHTS

The following table describes the performance for the fiscal periods indicated. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund's financial statements.

                                                         Year Ended August 31,
                                                           ---------------------

                                                           2000      1999(a)
--------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                      15.64       12.50

Investment Operations:

Investment income--net                                      .02(b)      .06(b)

Net realized and unrealized gain (loss) on investments     2.05        3.10

Total from Investment Operations                           2.07        3.16

Distributions:

Dividends from investment income--net                      (.03)       (.02)

Net asset value, end of period                            17.68       15.64
--------------------------------------------------------------------------------

TOTAL RETURN (%)                                          13.22       25.26(c)
--------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets                    1.35        1.24(c)

Ratio of net investment income
   to average net assets                                    .14         .26(c)

Portfolio Turnover Rate                                   11.47          --
--------------------------------------------------------------------------------

Net Assets, end of period ($ x 1,000)                    62,897      50,430

(A) FROM SEPTEMBER 30, 1998 (COMMENCEMENT OF OPERATIONS) TO AUGUST 31, 1999.

(B) BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(C) NOT ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

NOTES TO FINANCIAL STATEMENTS

NOTE 1--Significant Accounting Policies:

Dreyfus Tax-Smart Growth Fund (the "fund") is a separate diversified series of The Dreyfus/Laurel Funds, Inc. (the "Company") which is registered under the Investment Company Act of 1940, as amended (the "Act" ), as an open-end management investment company and operates as a series company currently offering nineteen series, including the fund. The fund's investment objective is to achieve long-term capital appreciation consistent with minimizing realized capital gains and taxable current income. The Dreyfus Corporation (the " Manager" ) serves as the fund's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A. (" Mellon Bank" ), which is a wholly-owned subsidiary of Mellon Financial Corporation. Fayez Sarofim & Co. ("Sarofim") serves as the fund's sub-investment adviser. Effective March 22, 2000, Dreyfus Service Corporation (" DSC"), a wholly-owned subsidiary of the Manager, became the distributor of the fund's shares, which are sold to the public without a sales charge. Prior to March 22, 2000, Premier Mutual Fund Services, Inc. was the distributor.

The fund' s financial statements are prepared in accordance with generally accepted accounting principles which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(a) Portfolio valuation: Investments in securities (including financial futures) are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. Bid price is used when no asked price is available. Securities for which there are no such valuations are valued at fair value as determined in good faith under the direction of the Board of Directors.

(b)  Securities  transactions and investment income: Securities transactions are
recorded    on   a   trade   date   basis.   Realized   gain   and   loss   from

securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, amortization of discount on investments, is recognized on the accrual basis.

(c) Financial futures: The fund may invest in financial futures contracts in order to gain exposure to or protect against changes in the market. The fund is exposed to market risk as a result of changes in the value of the underlying financial instruments. Investments in financial futures require the fund to "mark to market" on a daily basis, which reflects the change in the market value of the contracts at the close of each day's trading. Typically, variation margin payments are received or made to reflect daily unrealized gains or losses. When the contracts are closed, the fund recognizes a realized gain or loss. These investments require initial margin deposits with a custodian, which consist of cash or cash equivalents, up to approximately 10% of the contract amount. The amount of these deposits is determined by the exchange or Board of Trade on which the contract is traded and is subject to change. At August 31, 2000, there were no open financial futures contracts.

(d) Distributions to shareholders: Dividends are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gain, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the "Code"). To the extent that net realized capital gain can be offset by capital loss carryovers, if any, it is the policy of the fund not to distribute such gain.

(e) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes.

                                                             The Fund

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

NOTE 2--Investment Management Fee and Other Transactions With Affiliates:

(a) Investment management fee: Pursuant to an Investment Management agreement with the Manager, the Manager provides or arranges for one or more third parties and/or affiliates to provide investment advisory, administrative, custody, fund accounting and transfer agency services to the fund. The Manager also directs the investments of the fund in accordance with its investment objective, policies and limitations. For these services, the fund is contractually obligated to pay the Manager a fee, calculated daily and paid monthly, at the annual rate of 1.10% of the value of the fund's average daily net assets. Out of its fee, the Manager pays all of the expenses of the fund except brokerage fees, taxes, interest commitment fees, Rule 12b-1 distribution fees and expenses, fees and expenses of non-interested Directors (including counsel fees) and extraordinary expenses. In addition, the Manager is required to reduce its fee in an amount equal to the fund's allocable portion of fees and expenses of the non-interested Directors (including counsel). Each director receives $40,000 per year, plus $5,000 for each joint Board meeting of The Dreyfus/Laurel Funds, Inc., The Dreyfus/Laurel Tax-Free Municipal Funds, and The Dreyfus/Laurel Funds Trust (the "Dreyfus/Laurel Funds" ) attended, $2,000 for separate committee meetings attended which are not held in conjunction with a regularly scheduled board meeting and $500 for Board meetings and separate committee meetings attended that are conducted by telephone and is reimbursed for travel and out-of-pocket expenses. The Chairman of the Board receives an additional 25% of such compensation (with the exception of reimbursable amounts). In the event that there is a joint committee meeting of the Dreyfus/Laurel Funds and the Dreyfus High Yield Strategies Fund, the $2,000 fee will be allocated between the Dreyfus/Laurel Funds and the Dreyfus High Yield Strategies Fund. These fees and expenses are charged and allocated to each series based on net assets. Amounts required to be paid by the Company directly to the non-interested Directors, that would be applied to offset a portion of the management fee payable to the Manager, are in fact paid directly by the Manager to the non-interested Directors.

Pursuant to a Sub-Investment Advisory Agreement between the Manager and Sarofim, the Manager has agreed to pay Sarofim an annual fee of .30 of 1% of the value of the fund's average daily net assets, payable monthly.

(b) Distribution plan: Under a Distribution Plan (the "Plan") adopted pursuant to Rule 12b-1 under the Act, the fund may pay annually up to .25% of the value of the fund's average daily net assets to compensate Mellon Bank, the Manager or DSC for shareholder servicing activities and the distributor for expenses primarily intended to result in the sale of fund shares. During the period ended August 31, 2000, the fund was charged $143,403 pursuant to the Plan.

(c) A 1% redemption fee is charged and retained by the fund on shares redeemed within six months following the date of issuance, including redemptions made through the use of the fund's exchange privilege.

(d) Brokerage commissions: During the period ended August 31, 2000, the fund incurred total brokerage commissions of $13,805, of which $3,280 was paid to Dreyfus Brokerage Services, a wholly-owned subsidiary of Mellon Financial Corporation.

NOTE 3--Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended August 31, 2000, amounted to $11,682,204 and $6,340,971, respectively.

At  August  31, 2000, accumulated net unrealized appreciation on investments was
$8,955,732,   consisting   of  $13,347,031  gross  unrealized  appreciation  and
$4,391,299 gross unrealized depreciation.

At August 31, 2000, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

                                                             The Fund

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

NOTE 4--Bank Line of Credit:

The fund participates with other Dreyfus-managed funds in a $500 million redemption credit facility (the "Facility" ) to be utilized for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the fund has agreed to pay commitment fees on its pro rata portion of the Facility. Interest is charged to the fund at rates based on prevailing market rates in effect at the time of borrowings.

The average daily amount of borrowings outstanding during the period ended August 31, 2000 was approximately $12,000 with a related weighted average interest rate of 6.53%.



INDEPENDENT AUDITORS' REPORT

The Board of Directors and Shareholders The Dreyfus/Laurel Funds, Inc.:

We have audited the accompanying statement of assets and liabilities of Dreyfus Tax-Smart Growth Fund of The Dreyfus/Laurel Funds, Inc. including the statement of investments, as of August 31, 2000, and the related statement of operations for the year then ended, the statement of changes in net assets for the year ended August 31, 2000 and for the period from September 30, 1998 (commencement of operations) to August 31, 1999, and financial highlights for the year ended August 31, 2000 and for the period from September 30, 1998 (commencement of operations) to August 31, 1999. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of August 31, 2000, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Tax-Smart Growth Fund of The Dreyfus/Laurel Funds, Inc. as of August 31, 2000, the results of its operations for the year then ended, the changes in its net assets for the year ended August 31, 2000 and for the period from September 30, 1998 (commencement of operations) to August 31, 1999, and the financial highlights for the year ended August 31, 2000 and for the period from September 30, 1998 (commencement of operations) to August 31, 1999, in conformity with accounting principles generally accepted in the United States.


New York, New York

October 11, 2000

                                                             The Fund



IMPORTANT TAX INFORMATION (Unaudited)

The fund designates 100% of the ordinary dividends paid during the fiscal year ended August 31, 2000 as qualifying for the corporate dividends received deduction. Shareholders will receive notification in January 2001 of the percentage applicable to the preparation of their 2000 income tax returns.


                                                           For More Information

                        Dreyfus Tax-Smart Growth Fund

                        200 Park Avenue

                        New York, NY 10166

                        Investment Adviser

                        The Dreyfus Corporation

                        200 Park Avenue

                        New York, NY 10166

                        Sub-Investment Adviser

                        Fayez Sarofim & Co.

                        Two Houston Center

                        Suite 2907

                        Houston, TX 77010

                        Custodian

                        Mellon Bank, N.A.

                        One Mellon Bank Center

                        Pittsburgh, PA 15258

                        Transfer Agent &

                        Dividend Disbursing Agent

                        Dreyfus Transfer, Inc.

                        P.O. Box 9671

                        Providence, RI 02940

                        Distributor

                        Dreyfus Service Corporation

                        200 Park Avenue

                        New York, NY 10166

To obtain information:

BY TELEPHONE Call 1-800-645-6561

BY MAIL Write to: The Dreyfus Family of Funds 144 Glenn Curtiss Boulevard Uniondale, NY 11556-0144

BY E-MAIL  Send your request to info@dreyfus.com

ON THE INTERNET  Information can be viewed online or downloaded from:

http://www.dreyfus.com

(c) 2000 Dreyfus Service Corporation                                   047AR008